                               SCHEDULE 14C INFORMATION

    Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

[X] Preliminary Information Statement
[  ] Definitive Information Statement


                               LASER PHOTONICS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[  ] Fee computed on table below per Exchange Act Rules 14C-5(g) and 0-11.

     1) Title of each class of securities to which transaction applies:

     ------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

     ------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

     ------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

     ------------------------------------------------------------------------

     5) Total fee paid:

     ------------------------------------------------------------------------

[ ] Fee paid previously with the preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

     ----------------------------------------

     2) Form, Schedule or Registration Statement No.:

     ----------------------------------------

     3) Filing Party:

     ----------------------------------------

     4) Date Filed:

     ----------------------------------------

                                LASER PHOTONICS, INC.
                                A DELAWARE CORPORATION

                                  EXECUTIVE OFFICES
                                 6865 FLANDERS DRIVE
                                       SUITE G
                             SAN DIEGO, CALIFORNIA 92121
                                    (619) 455-7030
                               --------------------------

                  NOTICE OF ACTION TAKEN BY CONSENT OF STOCKHOLDERS
                               --------------------------

TO THE STOCKHOLDERS OF LASER PHOTONICS, INC.:

     The holders of 4,764,241 shares, or 51.53%, of the issued and outstanding common stock, par value $0.01 per share (the "Common Stock") of Laser Photonics, Inc., a Delaware corporation (the "Company"), have considered, voted on and adopted the following proposal by written consent in lieu of a meeting pursuant to Section 228(a) of the Delaware General Corporation Law, as of February 4, 1998:

                                PROPOSAL TO BE ADOPTED

     (1) To adopt and approve a Certificate of Amendment to the Certificate of Incorporation of the Company which generally has the effect of increasing the authorized number of shares of Common Stock of the Company from 10,000,000 shares to 15,000,000 shares.

     This proposal will become effective not less than twenty (20) calendar days after the mailing of this Information Statement to the Company's stockholders.

                               --------------------------

                   WE ARE NOT ASKING YOU FOR A PROXY OR CONSENT AND
                 YOU ARE REQUESTED NOT TO SEND US A PROXY OR CONSENT
                               --------------------------



                                        LASER PHOTONICS, INC.



                                        By: /s/ Raymond A. Hartman
                                           ------------------------------
                                           Raymond A. Hartman
                                           President and Chief Executive Officer

San Diego, California
DATED: February 26, 1998

                                LASER PHOTONICS, INC.
                                A DELAWARE CORPORATION

                                  EXECUTIVE OFFICES
                                 6865 FLANDERS DRIVE
                                       SUITE G
                             SAN DIEGO, CALIFORNIA 92121
                                    (619) 455-7030
                               -----------------------

                                INFORMATION STATEMENT
                                         FOR
                                     ACTION TAKEN
                              BY CONSENT OF STOCKHOLDERS
                               -----------------------

     This information statement (the "Information Statement") is furnished to the stockholders of Laser Photonics, Inc., a Delaware corporation (the "Company"), in connection with the action taken by the written consent of the stockholders of the Company with respect to the stockholder resolution as described elsewhere in this Information Statement.

     The holders of 4,764,241 shares, or 51.53%, of the issued and outstanding common stock, par value $0.01 per share (the "Common Stock") of the Company considered, voted on and adopted the following proposal, as of February 4, 1998:

                                PROPOSAL TO BE ADOPTED

     (1) To adopt and approve a Certificate of Amendment to the Certificate of Incorporation of the Company which generally has the effect of increasing the authorized number of shares of Common Stock of the Company from 10,000,000 shares to 15,000,000 shares.

     This proposal will become effective not less than twenty (20) calendar days after the mailing of this Information Statement to the Company's stockholders.

                               -----------------------

                   WE ARE NOT ASKING YOU FOR A PROXY OR CONSENT AND
                 YOU ARE REQUESTED NOT TO SEND US A PROXY OR CONSENT
                               -----------------------

RECORD DATE

     Only stockholders of record at the close of business on February 4, 1998 (the "Record Date") are entitled to submit their consents to the stockholder resolution as described elsewhere in this Information Statement. The Company's Common Stock is its only class of issued and outstanding voting securities. On February 4, 1998, the Record Date fixed by the Board of Directors, the Company had issued and outstanding 9,246,095 shares of Common Stock. Each share of Common Stock is entitled to one vote for each share held as of record, and there are no preemptive rights. The Company's current Certificate of Incorporation, pursuant to Delaware law, does not allow for cumulative voting, and therefore, stockholders are currently entitled to one vote per share on all matters to be consented to by the stockholders. Shares representing at least a majority of the voting power of the 9,246,095 shares of Common Stock issued and outstanding on the Record Date must be represented by consents of the stockholders to constitute a quorum for conducting business.

APPROVAL BY COMPANY'S STOCKHOLDERS; NO SOLICITATION OF CONSENTS OF PROXIES

     The proposal, as described in this Information Statement, need only be adopted by the written consent or affirmative vote of at least a majority of the issued and outstanding shares of Common Stock of the Company. The proposal, as described in this Information Statement, has been adopted by the written consent of the majority of the issued and outstanding voting shares of the Company. The Company is not soliciting consents or proxies in connection with the proposal, as described in this Information Statement, and stockholders have no obligation to submit either of them in connection with the mailing of this Information Statement. Delaware law does not require that the proposal as described in this Information Statement be approved by a majority of the disinterested stockholders.

     A total of 9,246,095 shares of Common Stock were entitled to vote on the proposal, as described in this Information Statement, and the affirmative vote of at least 4,623,048 shares of Common Stock was required to adopt each of such proposals. Section 228(a) of the Delaware General Corporation Law requires that all actions by consent of a corporation's stockholders be adopted by the written consent of such corporation's stockholders having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. The Company has obtained the written consent of 4,764,241 shares, or 51.53% of the issued and outstanding voting shares of the Company in favor of the proposal described in this Information Statement.

REQUESTS FOR COPIES OF EXHIBITS

     Upon written request, the Company will provide, without charge, a copy of the exhibits to this Information Statement to any stockholder of record or any stockholder who owned Common Stock listed in the name of a bank or broker, as nominee, at the close of business on February 4, 1998.

     Requests should be addressed to the Company, to the attention of Laser Photonics, Inc., Raymond A. Hartman, President and Chief Executive Officer, 6865 Flanders Drive, Suite G, San Diego, California 92121, (619) 455-7030.

     The list of all stockholders of record on February 4, 1998, will be available at the offices of the Company's transfer agent, American Stock Transfer & Trust Co., 6201 15th Avenue, Third Floor, Brooklyn, New York 10005, for at least twenty (20) days following the mailing of the Information Statement to the Company's stockholders.

                   VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     As of February 4, 1998, the Company had issued and outstanding 9,246,095 shares of Common Stock. The following table reflects, as of the date of this Information Statement, information concerning the beneficial Common Stock ownership of: (a) each director of the Company, (b) each executive officer currently anticipated to be named in the summary compensation table in the Company's Annual Report on Form 10-K for the year ended December 31, 1997,
(c) each person known by the Company to be a beneficial holder of five percent (5%) or more of its Common Stock, and (d) all executive officers and directors of the Company as a group:

          NAME AND ADDRESS                    NO. OF
          OF BENEFICIAL OWNER                 SHARES #            PERCENT
          -------------------                 --------            -------

          Chaim Markheim(1)                   1,805,000            19.42

          Raymond A. Hartman(2)                  70,000               *

          Steven A. Qualls(3)                    70,000               *

          Alan R. Novak(4)                       50,000               *

          Helionetics, Inc.(2)(5)             1,750,000            18.93

          Calvin Hori and Hori
          Capital Management, Inc.(6)           933,100            10.01

          Platinum Partners, L.P.(6)            759,000             8.21

          All directors and
          officers as a group(4 persons)(7)   1,995,000            21.46

---------------------------


     #    Pursuant to the rules of the Commission, shares of Common Stock which an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

     *    Less than 1%.

     1. Mr. Markheim, the Chief Operating Officer, Chief Financial Officer and a director of the Company, is also a director of Helionetics, Inc. ("Helionetics"), a principal stockholder of the Company. Mr. Markheim is the beneficial owner of 5,000 shares of Common Stock registered in the name of his wife, Anna L. Markheim. He is also the beneficial owner of 1,750,000 shares of Common Stock registered in the name of Helionetics. He is also the registered owner of options to purchase up to 50,000 shares of Common Stock. Mr. Markheim's address is 6865 Flanders Drive, Suite G, San Diego, California 92121.

     2. Includes options to purchase up to 60,000 shares of Common Stock registered in his name and options to purchase up to 10,000 shares of Common Stock registered in the name of his wife, Sandra Hartman. Does not include options to purchase up to 250,000 shares of Common Stock which may vest subject to certain schedules. Mr. Hartman's address is 6865 Flanders Drive, Suite G, San Diego, California 92121.

     3. Includes 10,000 shares of Common Stock and options to purchase up to 60,000 shares of Common Stock. Mr. Qualls' address is 12351 Research Parkway, Orlando, Florida 32826.

     4. Includes options to purchase up to 50,000 shares of Common Stock. Mr. Novak's address is 3050 K Street, NW, Suite 105, Washington, D.C. 20007.

     5. The address for Helionetics is 6849 Hayvenhurst Avenue, Van Nuys, California 91406.

     6. The listed persons, Calvin Hori ("Hori"), Hori Capital Management, Inc. ("Hori Capital") and Platinum Partners, L.P. ("Platinum") have jointly filed an Amendment No. 1 to Schedule 13D (the "Schedule 13D"), dated December 1, 1997, with respect to 933,100 shares of Common Stock. The Schedule 13D provides, in pertinent part, that: (a) Hori, Hori Capital and Platinum may be deemed to be the beneficial owners of 759,000 of these shares, and (b) Hori and Hori Capital may be deemed to be the beneficial owners of an additional 174,100 of these shares. The address for each of the listed persons is One Washington Mall, Boston, Massachusetts 02108.

     7.   Includes 1,765,000 shares of Common Stock and options to purchase
up to 230,000 shares of Common Stock.   Does not include options to purchase
up to 250,000 shares of Common Stock which may vest subject to certain schedules.

PROPOSAL 1     INCREASE OF AUTHORIZED SHARES OF COMMON STOCK

GENERAL

     The Company's current Certificate of Incorporation authorizes the issuance of up to 10,000,000 shares of Common Stock, par value $0.01 per share. This Proposal 1 increases the authorized number of shares of Common Stock to 15,000,000 shares, par value $0.01 per share.

     As of February 4, 1998, the Company had issued and outstanding 9,246,095 shares of Common Stock. As of February 4, 1998, the Board of Directors approved an increase in the authorized number of shares of Common Stock from 10,000,000 shares to 15,000,000 shares in order to reserve a sufficient number of authorized shares of Common Stock to be issued into which all issued, outstanding and unexercised convertible securities, such as warrants and options, may be converted into Common Stock, to facilitate the Company's ability to raise capital, to facilitate acquisitions and mergers and to attract qualified employees by offering stock options as incentive compensation for such persons, by authorizing the issuance of additional securities of the Company for purposes of effectuating such transactions.

     The proposed change would cause Article IV of the Company's Certificate of Incorporation to read as follows:

          The total number of shares of stock which the Corporation shall have authority to issue is Fifteen Million (15,000,000) shares of Common Stock, par value $0.01 per share.

     The Company's stockholders have approved this Proposal 1 of this Information Statement to increase the authorized number of shares of Common Stock from 10,000,000 shares to 15,000,000 shares, as contemplated by this Proposal 1, by the affirmative vote of the holders of 4,764,241 shares, or 51.53% of the issued and outstanding shares of the Company's Common Stock.

DISSENTERS' RIGHTS OF APPRAISAL

     Delaware law generally provides that there is no right of dissent with respect to an amendment to the Company's certificate of incorporation which increases the authorized number of issued and outstanding shares.

     Therefore, the Company believes there are no dissenters' or appraisal rights available to stockholders with respect to the proposed Certificate of Amendment to the Certificate of Incorporation of the Company.

                              INCORPORATION BY REFERENCE

     The Company is currently subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports, proxy and information statements and other information with the Securities and Exchange Commission (the "Commission"). Such reports, proxy and information statements and other information may be inspected and copied at the Public Reference Room of the Commission at Judiciary Plaza, 450 Fifth Street, N.W., Washington D.C. 20549; and at the regional offices of the Commission at 7 World Trade Center, Suite 1300, New York, New York 10048; and at 500 West Madison Street, Suite 1400, Chicago, Illinois 60661, and copies of such materials can be obtained from the Public Reference Section of the Commission at its principal office in Washington, D.C. at prescribed rates. In addition, such materials may be accessed electronically at the Commission's site on the World Wide Web, located at http://www.sec.gov. The Company intends to furnish its stockholders with annual reports containing audited financial statements and such other periodic reports as the Company may determine to be appropriate or as may be required by law.

     As part of this Information Statement, the Company incorporates by reference a copy of the following documents filed herewith as exhibits to this Information Statement:

     1. Exhibit A - Form of Certificate of Amendment to the Certificate of Incorporation

     Upon written request, the Company will provide, without charge, a copy of the exhibits to this Information Statement to any stockholder of record or any stockholder who owned Common Stock listed in the name of a bank or broker, as nominee, at the close of business on February 4, 1998.

     Any requests for additional information with respect to this Information Statement should be addressed to the Company, to the attention of Laser Photonics, Inc., Raymond A. Hartman, President and Chief Executive Officer, 6865 Flanders Drive, Suite G, San Diego, California 92121, (619) 455-7030.

                                   By Order of the Board of Directors of

                                   LASER PHOTONICS, INC.



                                   By: /s/ Raymond A. Hartman
                                      ----------------------------------------
                                      Raymond A. Hartman
                                      President and Chief Executive Officer


San Diego, California
DATED: February 26, 1998

                                                                 EXHIBIT A

                           CERTIFICATE OF AMENDMENT

                                    TO THE

                        CERTIFICATE OF INCORPORATION

                                      OF

                            LASER PHOTONICS, INC.
                           A DELAWARE CORPORATION

     The undersigned, the Chief Executive Officer of Laser Photonics, Inc., a Delaware corporation (the "Corporation"), hereby certifies that the following Certificate of Amendment to the Certificate of Incorporation has been duly adopted by its Board of Directors and stockholders, in accordance with Sections 141(f), 228 and 242 of the Delaware General Corporation Law, as set forth below:

     1. The Board of Directors unanimously adopted a resolution dated ________, 1998, setting forth the then proposed Certificate of Amendment to the Certificate of Incorporation, declaring the advisability thereof, and pursuant to action taken by written consent, adopted this Certificate of Amendment to the Certificate of Incorporation pursuant to Sections 141(f) and 242 of the Delaware General Corporation Law.

     2. Thereafter, the stockholders of record owning a majority of the issued and outstanding shares, by written consent without meeting of the stockholders, adopted the proposed Certificate of Amendment to the Certificate of Incorporation as of _________, 1998, pursuant to Sections 228 and 242 of the Delaware General Corporation Law. The vote of the stockholders of the Corporation by which the foregoing Certificate of Amendment to the Certificate of Incorporation was adopted and approved was _______ shares in favor, and _______ shares abstaining or not voting, out of the Corporation's total of ______ shares issued and outstanding.

     3. The resolution by which the Corporation's directors and stockholders adopted the Certificate of Amendment to the Certificate of Incorporation, as set forth above, provides that Article IV of the Corporation's Certificate of Incorporation, as amended to date, be amended to provide in its entirety as follows:

                                  ARTICLE IV

                                 CAPITAL STOCK


          The total number of shares of stock which the Corporation shall have authority to issue is Fifteen Million
          (15,000,000) shares of common stock, par value $0.01 per share (the "Common Stock").

     4. This amendment shall be effective as of the date of filing of this Certificate of Amendment with the Secretary of State of Delaware.

     IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to the Certificate of Incorporation to be executed by its Chief Executive Officer as of _________, 1998.


                              LASER PHOTONICS, INC.



                              By:
                                 -------------------------------------------
                                 Raymond A. Hartman
                                 Chief Executive Officer




                                       2